UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 10, 2013

STEWART INFORMATION SERVICES CORPORATION (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-02658	74-1677330
(STATE OR OTHER JURISDICTION)	(COMMISSION FILE NO.)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1980 Post Oak Blvd, Houston, Texas 77056 (Address Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (713) 625-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

Stewart Information Services Corporation today announced a winning verdict in a bellwether trial involving eight plaintiffs from a large group of plaintiffs, as plaintiffs, and Cuesta Title Company, Stewart Title of California, and Stewart Title Guaranty Company, as defendants. The case was decided on October 8, 2013, by a San Luis Obispo County, California state court jury.

In addition, on October 2, 2013 the Fourteenth Court of Appeals in the State of Texas affirmed the judgment of the trial court in the case of Citigroup Global Markets Realty Corp. v. Stewart Title Guaranty Company ("Stewart"), and K.R. Play VI, S. DE R.L. DE C.V. v. Stewart Title Guaranty Company and Stewart Title Guaranty DE Mexico, S.A. DE C.V. ("Stewart"). The trial court judgment had been in favor of Stewart.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION
(Registrant)

By:	/s/ J. Allen Berryman
(J. Allen Berryman, Chief Financial Officer, Secretary, Treasurer and Principal Financial Officer)

Date: October 10, 2013